UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 7, 2005

Collegiate Funding Services, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50846	04-3649118
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10304 Spotsylvania Avenue, Suite 100, Fredericksburg, Virginia		22408
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(540) 374-1600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On October 7, 2005, Collegiate Funding Services, Inc. ("CFSI"), Collegiate Funding Services, L.L.C., a subsidiary of CFSI (the "Company"), certain subsidiaries of the Company, JPMorgan Chase Bank, N.A., and certain other lenders entered into Amendment No. 4 ("Amendment No. 4") to the Credit Agreement, dated as of October 30, 2003 (the "Credit Agreement") among the parties. The Credit Agreement, together with Amendment No. 1 thereto was filed as Exhibit 10.9 to CFSI’s registration statement on Form S-1 (Reg. No. 333-114466). Amendment No. 2 to the Credit Agreement was filed as Exhibit 10.9.1 to CFSI’s registration statement on Form S-1 (Reg. No. 333-114466). Amendment No. 3 was filed as Exhibit 10.28 to CFSI’s Current Report on Form 8-K, filed on July 20, 2005 (Commission File No. 000-50846). Except as amended by Amendment No. 4, the terms of the Credit Agreement, as amended by Amendment No. 1, Amendment No. 2 and Amendment No. 3, remain in effect.

Among other things, Amendment No. 4:

 extends the term of the agreement from October 7, 2005 to October 7, 2008;

 increases the limitation on indebtedness for capital assets, including capital lease obligations, from $3 million to $6 million;

 reduces the commitment fee from 0.5 percent to 0.375 percent;

 permits the use of borrowed funds for acquisition purposes subject to continued compliance with the applicable covenants;

 increases the limitation on investments from $20 million to $25 million;

 increases the limitation on capital expenditures in any fiscal year from $7 million to $12 million;

 permits the Company to hold real estate loans and increases the permitted ratio of private loans and real estate loans to all loans held by the Company from 0.15 to 0.20, provided that no more than 10 percent of all loans held by the Company are real estate loans;

 increases the limitation on operating leases from $3.0 million to $5.0 million; and

 eliminates certain events of default related to ownership of the capital stock of CFSI.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No. Exhibit Description

10.29 Amendment No. 4, dated as of October 7, 2005, to the Credit Agreement among Collegiate Funding Services, L.L.C., Collegiate Funding Services, Inc., the Subsidiary Guarantors party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Collegiate Funding Services, Inc.

October 11, 2005	By:	/s/ Kevin A. Landgraver

Name: Kevin A. Landgraver
Title: Chief Financial Officer and Executive Vice President

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Exhibit Index

Exhibit No.	Description

10.29	Amendment No. 4, dated as of October 7, 2005, to the Credit Agreement among Collegiate Funding Services, L.L.C., Collegiate Funding Services, Inc., the Subsidiary Guarantors party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.